UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

Debt Resolve, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33110	33-0889197
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Ave. Suite S-223 White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

(914) 949-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

a) Dismissal of Independent Registered Public Accounting Firm

On April 22, 2015, Fiondella, Milone and LaSaracina LLP. (“FML”) was dismissed as the independent registered public accounting firm for Debt Resolve, Inc. (the “Company”). The Company’s Audit Committee approved the dismissal of FML.

During the fiscal years ended December 31, 2014 and December 31, 2013, FML’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent interim period through April 22, 2015, (i) there were no disagreements between the Company and FML on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of FML, would have caused FML to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On April 22, 2015 the Company provided FML with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that FML furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated April 22, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b) New Independent Registered Public Accounting Firm

On April 22, 2015, the Company’s Audit Committee approved the engagement of Liggett, Vogt & Webb P.A. (“LVW”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

During the fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent interim period through April 22, 2015, the date of engagement of LVW, the Company did not consult with LVW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter to the SEC from Fiondella, Milone and LaSaracina, LLP dated April 22, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Debt Resolve, Inc.

Date: April 22, 2015	By:	/s/ Stanley E Freimuth
	Name:	Stanley E. Freimuth
	Title:	Chief Executive Officer